Form N-SAR Certification




I, Joseph Carusone, certify that:


1. I have reviewed this report on Form N-
SAR of Short Horizon Strategic Variable
Fund, Intermediate Horizon Strategic
Variable Fund, Intermediate Long Horizon
Strategic Variable Fund.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly represent in all material respects the financial condition, results of operations, changes in net assets, and cash flow (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in
rule 30a-2(c) under the Investment Company
Act of 1940) for the registrant and have:

a) designed such disclosure controls to
ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days
prior to the filing date of this report
(the "Evaluation Date"); and

c) presented in this report our
conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation
Date;

5. The registrant's other certifying
officers and I have discussed, based on
our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board of
directors (or persons performing the
equivalent functions):

a) all significant deficiencies in the
design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)	any fraud, whether or not material,
that involves management or other
employees who have a significant role in the registrant's internal controls; and


6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  February 26, 2003



Joseph Carusone
Treasurer










Form N-SAR Certification




I, Mark Mullin, certify that:


1. I have reviewed this report on Form N-
SAR of Short Horizon Strategic Variable
Fund, Intermediate Horizon Strategic
Variable Fund, Intermediate Long Horizon
Strategic Variable Fund.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly represent in all material respects the financial condition, results of operations, changes in net assets, and cash flow (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in
rule 30a-2(c) under the Investment Company
Act of 1940) for the registrant and have:

a) designed such disclosure controls to
ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days
prior to the filing date of this report
(the "Evaluation  Date"); and

c) presented in this report our
conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation
Date;

5. The registrant's other certifying
officers and I have discussed, based on
our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board of
directors (or persons performing the
equivalent functions):

a) all significant deficiencies in the
design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)	any fraud, whether or not material,
that involves management or other
employees who have a significant role in the registrant's internal controls; and


6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  February 26, 2003



Mark Mullin
President & CEO